SunTrust Financial Services Conference May 24, 2016 Robert Cozzone – Chief Financial Officer and Treasurer Exhibit 99.1

(2) Who We Are • Main Sub: Rockland Trust • Market: Eastern Massachusetts • Loans: $5.6 B • Deposits: $6.0 B • $AUA: $2.7 B • Market Cap: $1.2 B • NASDAQ: INDB

(3) Key Messages • Lengthy track record of consistent, solid performance • Robust core deposit and deal flow activity • Growing fee revenue sources, esp. Investment Mgmt. • Expanding footprint in growth markets • Tangible book value steadily growing • Well-positioned for rising rate environment • Disciplined risk management culture

(4) Expanding Company Footprint Rank 2015 1 24.6% 42% Rank 2015 6 5.0% 20% Rank 2015 3 10.4% 12% Rank 2015 7 7.6% 11% Rank 2015 20 1.1% 10% Rank 2015 17 0.3% 4% Rank 2015 32 0.3% 1% Bristol County Worcester County Suffolk County Middlesex County Norfolk County % of INDB Dep.Share Barnstable County (Cape Cod) Market Plymouth County Source: SNL Financial; Deposit/Market Share data as of June 30, 2015. *Pro forma for pending New England Bancorp acquisition *

(5) Recent Accomplishments • Three consecutive years of record earnings • Reached agreement to acquire New England Bancorp, Inc. of Cape Cod • Capitalizing on expansion moves in vibrant Greater Boston market • Strong household growth rate • Superior customer favorability and employee satisfaction rankings

(6) 55.2 59.9 71.7 19.1 2013 2014 2015 1Q16 Operating Earnings ($ Mil.) Strong Fundamentals Driving Performance +14% CAGR Diluted EPS $2.39 $2.50 $2.76 $0.72 • Robust customer activity • Core deposits up to 89% • Fee revenues rising • Low funding costs • Solid asset quality vs. peers • TBV steadily growing • Solid returns

(7) Vibrant Commercial Lending Franchise TOTAL LOANS $5.6 B AVG. YIELD: 3.96% 1Q 2016 Comm'l 72% Resi Mtg 11% Home Eq 17% • Long-term CRE/ C&I lender • Strong name recognition in local markets • Experienced, knowledgeable lenders • Growing in sophistication and capacity • Expanded market presence • Increased small business focus • Disciplined underwriting

(8) Low Cost Deposit Base Demand Deposits 31% Money Market 19% Savings/Now 39% CDs 11% TOTAL DEPOSITS $6.0 B AVG. COST: 0.19% 1Q 2016 • Sizable demand deposit component • Valuable source of liquidity • Relationship-based approach • Excellent household growth • Expanded digital access • Growing commercial base CORE DEPOSITS: 89%

(9) 6.1 20.7 5.0 2006 2015 1Q16 Revenues ($ Mil.) 816 2,744 2006 1Q16 AUAs ($ Mil.) Investment Management : Transformed Into High Growth Business +236% +239% • Successful business model • Growing source of fee revenues • Strong feeder business from Bank • Expanding investment center locations • Cross-sell opportunity in acquired bank markets

(10) Well-Positioned for Rising Rates: Prudent Balance Sheet Management -10% -5% 0% 5% 10% 15% 20% 25% Year 0 Year 1 Year 2 % In cr ease o n N et In te re st In co m e Interest Rate Sensitivity Down 100 Up 200 Up 400 Flat Up 200

(11) Asset Quality: Well Managed 34.7 27.5 27.7 25.5 2013 2014 2015 1Q16 NPLs ($ Mil.) 8.8 8.5 0.8 -0.1 2013 2014 2015 1Q16 Net Chargeoffs ($ Mil.) NPL/Loan % 0.73% 0.55% 0.50% 0.46% Peers 0.74%* Loss Rate 19bp 18bp 1bp 1bp Peers 9bp* * Source: FFIEC Peer Group 2; $3-10 Billion in Assets, December 31, 2015 Incl. 90 days + overdue

(12) Strong Capital Position (period end) 8.6% 8.8% 9.3% 9.5% 2013 2014 2015 1Q16 6.9% 7.4% 8.0% 8.3% 2013 2014 2015 1Q16 Tier 1 Leverage % Tangible Common % $17.18 $19.18 $21.29 $21.90 2013 2014 2015 1Q16 Tangible Book Value +27% • Strong internal capital generation • No storehousing of excess capital • No external equity raising • No dividend cuts

(13) 2016 Outlook: Key Expectations Loans + 3-5% Led by commercial segment Deposits + 3-5% Emphasis on core deposits Net Int. Mar. % High 3.30s% Yield pressure persists Non Int. Inc. + 3-5% Ongoing core customer growth Non Int. Exp. + 1-3% Includes selective growth investing Tax Rate No special tax credits anticipated Operating EPS $2.90-3.00 Assumes stable rate environment 31-32% Capital to Continue to Grow Credit Costs to Remain Well-Contained Excludes impact of pending New England Bancorp acquisition

(14) Sustaining Business Momentum Business Line • Expand Market Presence/Recruit Seasoned Lenders • Grow Client Base • Expand Specialty Products, e.g. ABL, Leasing Commercial • Continue to Drive Household Growth • Expand Electronic Banking Platform • Optimize Branch Network Retail Delivery • Capitalize on Strong Market Demographics • Continue Strong Branch/Commercial Referrals • Expand Investment Centers Investment Management • Continue Aggressive H.E. Marketing • Scalable Resi Mortgage Origination Platform Consumer Lending Focal Points

(15) Expanded Presence in Vibrant Greater Boston Long-Term Commercial Lender in Greater Boston Central Bancorp $357MM Deposits 10 Branches – Nov. 2012 Investment Management and Commercial Lending Center October 2013 Peoples Federal Bancshares $432MM Deposits 8 Branches – Feb. 2015

(16) New England Bancorp Acquisition Bank of Cape Cod • Excellent commercial banking and wealth management fit • Moves Rockland Trust to #3 share in desirable market • Financially attractive • $0.05 EPS accretion expected in 2017 • IRR approx. 20% • Neutral to TBV • Modest, low-risk deal • Asset size: $260MM • Transaction value: $31MM • Expected to close in 4Q ‘16 INDB: A Proven Integrator

(17) Building Franchise Value Disciplined Acquisitions Deal Value: $84.5MM 2% Core Dep. Premium* Benjamin Franklin Bancorp Apr ‘09 $994mm Assets $701mm Deposits 11 Branches Deal Value: $52.0MM 8% Core Dep. Premium* Central Bancorp Nov ‘12 $537mm Assets $357mm Deposits 10 Branches Deal Value: $40.3MM 8% Core Dep. Premium* Mayflower Bancorp Nov’13 $243mm Assets $219mm Deposits 8 Branches $260 mm Assets $214mm Deposits Net 1 Branch Deal Value: $30.7MM 6% Core Dep. Premium* All Acquisitions Immediately Accretive *Incl. CDs <$100k Deal metrics based on closing price and actual acquired assets New England Bancorp Q4 ‘16 (est.) Deal Value: $102.2 MM 17% Core Dep. Premium* Slade’s Ferry Bancorp Mar ‘08 $630mm Assets $411mm Deposits 9 Branches Peoples Federal Bancshares Feb ’15 $640 mm Assets $432mm Deposits 8 Branches Deal Value: $141.8MM 10% Core Dep. Premium*

(18) Major Opportunities in Acquired Bank Markets: Capitalizing on Rockland Trust Brand Investment Management Commercial Banking Retail/ Consumer • $2.7 billion AUA • Wealth/Institutional • Strong referral network • Sophisticated products • Expanded presence • In depth market knowledge • Award winning customer service • Electronic/mobile banking • Competitive home equity products Acquired Bank Customer Bases

(19) Optimizing Retail Delivery Network In the past twelve months we have: • Acquired specialized analytics software/location model • Shifted branch distribution • Closed/consolidated 4 • Relocated 1 • Opened 1 • Redesigned 2 • Contracted ATM site in downtown Boston • Implemented in-branch transaction balancing • Transitioned to instant-issue debit cards

(20) Attentive to Shareholder Returns $0.88 $0.96 $1.04 $0.29 2013 2014 2015 1Q16 Cash Dividends Declared Per Share

(21) INDB Investment Merits • High quality franchise in attractive markets • Strong organic business volumes • Growing brand recognition • Operating platform that can be leveraged further • Capitalizing on in-market consolidation opportunities • Diligent stewards of shareholder capital • Grounded management team • Positioned to grow, build, and acquire to drive long-term value creation

(22) NASDAQ Ticker: INDB www.rocklandtrust.com Robert Cozzone – CFO & Treasurer Shareholder Relations: (781) 982-6737 Statements contained in this presentation that are not historical facts are “forward-looking statements” that are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.